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                                                        EXHIBIT 24

                              POWER OF ATTORNEY


           The undersigned, directors of The Raymond Corporation ("Corporation"), hereby constitute and appoint Paul J. Sternberg and William B. Lynn, or either of them, their respective true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Corporation's fiscal 1993 Annual Report on Form
      10-K, and to any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, of either one of them, shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned have signed and delivered these presents as of this 5th day of March, 1994.




       /s/ Ross K. Colquhoun              /s/ Arthur M. Richardson
      ------------------------------     ----------------------------------
      Ross K. Colquhoun,                 Arthur M. Richardson, Director
      President, Chief Executive
      Officer and Director


       /s/ George G. Raymond, Jr.         /s/ M. Richard Rose
      ------------------------------     ----------------------------------
      George G. Raymond, Jr.             Dr. M. Richard Rose, Director
      Chairman of the Board


       /s/ Christian D. Gibson            /s/ Daniel F. Senecal
      ------------------------------     ----------------------------------
      Christian D. Gibson, Director      Daniel F. Senecal, Director


       /s/ John E. Mott                   /s/ Robert L. Tarnow
      ------------------------------     ----------------------------------
      John E. Mott, Director             Robert L. Tarnow, Director


       /s/ Michael R. Porter              /s/ Lee J. Wolf
      ------------------------------     ----------------------------------
      Michael R. Porter, Director        Lee J. Wolf, Director
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